Van Kampen Aggressive Growth Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Dresse  8/10/  27,000  $21.00 $567,00  63,900    0.24%  0.09%   Morgan    UBS
  r-      05    ,000           0,000                            Stanle  Invest
 Rand                                                             y,     ment
 Group                                                          Citigr  Bank &
 Inc.                                                            oup,   Citigr
                                                                 UBS      oup
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                  rs